Exhibit 10.29

                FIRST MODIFICATION TO LOAN AND SECURITY AGREEMENT
                        AND REVOLVING LINE OF CREDIT NOTE


         Now comes Smith & Wesson Corp., a Delaware corporation having a principal place of business at 2100 Roosevelt Avenue, Springfield, Massachusetts (the "Borrower") and Banknorth, N.A. f/k/a First Massachusetts Bank, N.A., a national banking association organized under the laws of the United States of America, having a principal place of business at 1441 Main Street, Springfield, Massachusetts (the "Lender").

         WHEREAS, Borrower and Lender have heretofore executed a Loan and Security Agreement dated July 12, 2001 (the "Loan Agreement").

         WHEREAS, pursuant to the Loan Agreement, the Borrower executed inter alia, a Revolving Line of Credit Note on July 12, 2001, in the original principal amount of Ten Million and 00/100 Dollars ($10,000,000.00) (the "Note").

         WHEREAS, Borrower and its parent corporation, Smith & Wesson Holding Corporation, have entered into a related transaction of even date herewith whereby Lender has loaned Smith & Wesson Holding Corporation, Fifteen Million and 00/100 Dollars ($15,000,000.00) and as part of a coordinated transaction, Borrower has agreed to guaranty all obligations of Smith & Wesson Holding Corporation and reduce the Maximum Amount of availability pursuant to the Note to Eight Million and 00/100 Dollars ($8,000,000.00), which Lender has agreed to do, subject to the execution of these presents.

         NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt whereof is hereby acknowledged, the parties agree as follows:

         1. The principal balance due under the Note is $6,227,025.46, as of March 26, 2002, in the form of Letters of Credit issued and ACH credit exposure.

         2. The Borrower as of the date hereof, acknowledges its undisputed and liquidated liability to the Lender under the Loan Agreement and Note, without any counterclaims, rights of set-off and other defenses, without exception, the terms and conditions of which shall remain in full force and effect, except to the limited extent of the modification contemplated hereby, with this Modification Agreement being incorporated by reference into the Loan Agreement and the Note, as if restated therein.

         3. That all terms, conditions and covenants of the Loan Agreement, Note and other Loan Documents and instruments heretofore executed by the Borrower concerning its financing transactions, shall remain in full force and effect in their original tenor, except as provided for hereby and not otherwise.

         4. That Borrower represents, warrants and confirms that all "Collateral" pledged, secured or mortgaged in connection with its Obligations to Lender is, and shall continue to remain as collateral security for the Note, as modified hereby, as well as any and all other "Future Advances" and its unlimited guaranty of all Obligations of Smith & Wesson Holding Corporation.


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
THE MODIFICATIONS

         5. That the definition of "Available Amount" in the Loan Agreement is deleted and replaced with the following:

                  " `Available Amount' means up to an aggregate outstanding principal amount not to exceed the lesser of: (i) Eight Million and 00/100 Dollars ($8,000,000.00) (the "Maximum Amount"); or (ii) the aggregate market value of the "Collateral" (a) discounted by the following percentages and
                  (b) reduced by the amount of any margin or other liability due from Borrower to the broker or other securities intermediary holding the Collateral:

Type of Security                             Discount Factor
----------------                             ---------------
Money Market Account                              0%

Annuities                                         0%

United States Government Securities              10%

Corporate Securities and Commercial Paper        30%

Corporate and Municipal Bonds                    20%

                  Provided, however, the Available Amount shall be reduced by the aggregate of issued Letters of Credit and ACH Credit Risk."

         6. That the definition "Maximum Amount" is deleted in its entirety and replaced with the following:

         " `Maximum Amount' means Eight Million and 00/100 Dollars ($8,000,000.00)."

         7. That the phrase "Prime Loan" in the Loan Agreement is deleted and replaced with the phrase "Base Loan" throughout the Loan Agreement.

         8. That the phrase "Prime Rate" in the Loan Agreement is deleted and replaced with the phrase "Base Rate" throughout the Loan Agreement.

         9. That Section 2.01 in the Loan Agreement is deleted in its entirety and replaced with the following:


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
         "2.01 REVOLVING LINE OF CREDIT FACILITY

         An Eight Million and 00/100 Dollar ($8,000,000.00) discretionary Demand Revolving Line of Credit (the "Revolving Line of Credit") will be made available, repayable ON DEMAND, at any time, with Loans made from time-to-time during the period from the date of this Agreement up to, but not including, the date when demand is made for repayment of the Revolving Line of Credit. Loans may be in any amount within the limits of the Available Amount, and within such limits, the Borrower may borrow and repay pursuant to Section 3.02 and re-borrow under this Section 2.01 on such terms and conditions as are contained herein. Each Loan shall be made and maintained at the Lender's Lending office for such Loan. At all times, advances against the Revolving Line of Credit shall remain solely within the discretion of the Lender. The Borrower shall pay interest to the Lender, which shall be calculated daily and payable monthly, in arrears, on the outstanding and unpaid principal amount of the Revolving Line of Credit Loans made under this Agreement during the preceding month at a rate per annum equal to the Base Rate."

         10. That Section 2A.01 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

         "2A.01 Lender agrees, subject to the terms and conditions hereinafter set forth, to incur Letter of Credit Obligations with respect to the issuance of Letters of Credit issued on terms acceptable to Lender and supporting obligations of Borrower incurred in the ordinary course of Borrower's business, in order to support the payment of Borrower's inventory purchase obligations, insurance premiums, or utility or other operating expenses and obligations, as Borrower shall request by written notice to Lender that is received by Lender not less than two
         (2) Business Days prior to the requested date of issuance of any such Letter of Credit; provided, that: (a) that the aggregate amount of all Letter of Credit Obligations at any one time outstanding (whether or not then due and payable) shall not exceed Seven Million Five Hundred Eighty Thousand and 00/100 Dollars ($7,580,000.00); and (b) Lender shall be under no obligation to incur any Letter of Credit Obligation if after giving effect to the incurrence of such Letter of Credit Obligation, the Available Amount would be less than zero."

         11. That Section 2.06 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "2.06 USE OF PROCEEDS

         The proceeds of the Revolving Line of Credit Facility may be used by the Borrower (i) to support standby and commercial letters of credit,
         (ii) allocated against an ACH Credit Risk Exposure of $420,000 (20% of $2,100, 000 ACH Batch Limit) and (iii) for working capital. The Revolving Line of Credit will be reduced by $420,000 and held by the Lender as a reserve for ACH batch limit transactions.

         The Borrower will not, directly or indirectly, use any part of such proceeds for the purpose of purchasing or carrying any margin stock within the meaning of Regulation U of the Board of Governors of the Federal Reserve System or to extend credit to any Person for the purpose of purchasing or carrying any such margin stock, or for any



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
         purpose which violates, or is inconsistent with, Regulation X of such Board of Governors."

         12. That Section 4.00 of the Loan Agreement shall be deleted in its entirety and replaced with the following:

         "4.00 SECURITY INTEREST

         Borrower, for valuable consideration received, hereby pledges, assigns, transfers and grants to Lender as security for the Obligations, a continuing lien and security interest in all of Borrower's right, title and interest in and to, the following investment property and general intangibles consisting of annuity contracts, Securities, stocks, bonds, United States government securities, commercial paper and all income therefrom, increases therein and proceeds thereof maintained at and/or by: (1) PRIME VEST FINANCIAL SERVICES, INC., ACCOUNT NO. 74006311,(the "Account"); (2) Pacific Life Insurance Company Annuity - $1,000,000 - Contract No. SP01001834; (3) Pacific Life Insurance Company Annuity - $500,000 - Contract No. VR01050237; (4) Pacific Life Insurance Company Annuity - $9,000,000 - Contract No. SP01001732; (5) Keyport Insurance Trust I Annuity - $950,000 - Contract No. 0212493926-01; and (6) MFS Regatta Insurance Trust Annuity - $2,000,000 - Contract No. 93-9300-035978, together with products and proceeds thereof and all accessions and additions thereto and all replacements and substitutions therefore (hereinafter called the "Collateral"). The term "proceeds" shall include, without limitation, all types of classifications of non-cash proceeds acquired with cash proceeds.

                  The Borrower shall at all times maintain Collateral having an aggregate market value (on a discounted basis subject to the Discount Factors set forth in the definition of Available Amount) of not less than the sum of any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and the Obligations of the Borrower to the Lender hereunder. Additional units or shares of investment securities (or other unrestricted, registered securities publicly traded on a nationally recognized stock exchange, or other additional collateral acceptable to the Lender) may from time to time be required by the Lender to be transferred to the Account, and the Borrower agrees to do so within three (3) business days of notice and request from the Lender stating that the then aggregate market value of Collateral is less than the sum of any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and the Obligations of the Borrower to the Lender hereunder. Failure by the Borrower to provide additional collateral having an aggregate market value (on a discounted basis subject to the Discount Factors set forth in the definition of Available Amount) equal to the difference between
         (i) the sum of any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and (ii) the Obligations and the then aggregate market value of the Collateral shall constitute an Event of Default, and the Lender shall be entitled to liquidate the Collateral for application to the Obligations without further notice to the Borrower.


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
                  Provided that no Default or Event of Default has occurred and is continuing hereunder, the Lender, upon request of the Borrower or its authorized representatives, shall promptly make or cause to be made trades of investment securities held in the Account as Collateral for the Obligations. In addition, so long as no Default or Event of Default has occurred and is continuing hereunder, the Lender, upon request of the Borrower or its authorized representatives, shall promptly transfer or withdraw or cause to be transferred or withdrawn from the Account and placed in an alternative account designated by the Borrower or delivered to the Borrower, as the case may be, cash or securities in such amounts up to that amount by which the then current aggregate market value of the Collateral (on a discounted basis subject to the Discount Factors set forth in the definition of Available Amount) exceeds the sum of any applicable surrender charges, prepayment fees, early withdrawal fees and/or similar charges required in connection with any of the Annuities and/or Securities, and the Obligations."

         13. That Section 6.02 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "6.02 NO SALE OF COLLATERAL

         Without prior written consent of Lender, which will not be unreasonably withheld, Borrower, during the tenure of this Agreement, will not sell, assign, or dispose of any Collateral, nor create or permit to be created, any lien, encumbrance or security interest of any kind on any Collateral other than for the benefit of Lender, and if such lien or encumbrance is created or permitted, Borrower will effect a discharge of the same within ten (10) days following written notice from Lender. Notwithstanding the foregoing, the Borrower may dispose of Investment Collateral in accordance with the terms of the Control Agreement."

         14. That Section 6.04 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "6.04 NOTICE OF MERGER OR ACQUISITION

         Borrower and/or Guarantor will not wind up, liquidate, or dissolve itself, reorganize, merge or consolidate with, or into, or convey, sell, assign, transfer, lease, or otherwise dispose of (whether in one transaction or a series of transactions) all or substantially all of its assets and/or the Guarantor's (whether now owned or hereafter acquired) to any Person or acquire all or substantially all of the assets or the business of any Person or permit any subsidiary to do so without providing notice of such event to Lender within thirty (30) days of such occurrence, together with financial information necessary for the Lender to evaluate the capital structure and debt service ability of the Borrower after giving effect to such occurrence; provided that such notice and information shall be solely for informational purposes and Lender shall have no right to approve or disapprove such transaction."

         15. That Section 6.07 of the Loan Agreement is deleted in its entirety and replaced with the following:

         "6.07 FINANCIAL STATEMENTS

         The Borrower will deliver, at its sole expense, to the Lender, the following:

         A. Within one hundred twenty (120) days after the close of each fiscal year, its consolidated financial statements, including the Guarantor, audited by certified public accountants servicing the corporations, along with the accountant's management letter and an accounts receivable aging as of the end of each fiscal year.

         B. Within forty-five (45) days after the close of each of the first three (3) fiscal quarters, Borrower will provide to Lender, its internally prepared financial statements, including the Guarantor, including, without limitation, consolidated income statement and balance


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
         sheet, accounts receivable aging, and consolidated statement of cash flow prepared according to GAAP consistently applied.

         C. The Borrower shall provide Lender with a true and correct copy of all filings made with the Securities Exchange Commission as and when filed.

         D. The Borrower and Guarantor shall deliver to the Lender by March 31st of each fiscal year, a true and correct copy of their consolidated projections for that fiscal year, to include an income statement, balance sheet and cash flow statement.

         E. From time-to-time, such additional information regarding the financial condition or business of the Borrower and Guarantor as the Lender may request.


                  MODIFICATION TO REVOLVING LINE OF CREDIT NOTE

         16. That the opening paragraph of the Revolving Line of Credit Note is deleted in its entirety and replaced with the following:

         "REVOLVING LINE OF CREDIT
         MAXIMUM AMOUNT: $8,000,000.00

                          REVOLVING LINE OF CREDIT NOTE

         AFTER DATE, FOR VALUE RECEIVED, SMITH & WESSON CORP., a Delaware corporation having a principal place of business at 2100 Roosevelt Avenue, Springfield, Massachusetts (the "Borrower"), promises to pay to the order, of BANKNORTH, N.A. F/K/A FIRST MASSACHUSETTS BANK, N.A., a national banking association duly organized under the laws of the United States of America ("Lender"), having a usual place of business at 1441 Main Street, Springfield, Massachusetts, ON DEMAND, the maximum principal sum of EIGHT MILLION AND 00/100 DOLLARS ($8,000,000.00), or the (then) current balance of Borrower's loans now existing, refinanced hereby, or made to it on or after the date hereof, by the Lender, from time-to-time ("Principal Sum"), as reflected by the books, records and ledgers of the Lender ("Loan Account") with respect to those loans made on or after the date hereof pursuant to a Loan and Security Agreement of even date herewith (the "Loan Agreement"), as well as all other obligations of Borrower pursuant to this Note which may at any time be due to Lender (if such balances or obligations are other than Eight Million and 00/100 Dollars ($8,000,000.00)), together with interest thereon in arrears, calculated daily and payable monthly on the outstanding and unpaid principal amount of the Revolving Line of Credit Loans during the preceding month at a rate per annum equal to Lender's Base Rate. The term "Base Rate" shall mean that rate of interest established and announced as such by the Lender from time-to-time as the Base Rate."

         17. That for valuable consideration received, including but not limited to, a Fifteen Million and 00/100 Dollar ($15,000,000.00) Term Loan of even date herewith, Smith & Wesson Holding Corporation does hereby guaranty payment and performance of all Obligations of the Borrower, all as more fully described in Exhibit "1" attached hereto.


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
         18. That any ambiguities, contradictions, discrepancies as between or among the Loan Agreement, the Note and this Modification Agreement shall at all times, and in each instance, be resolved in favor of this Modification Agreement.

         19. Except for the modifications made hereby, this Modification is in addition to, and not in substitution of, the Loan Agreement and the Note.

         Executed under seal this ___ day of March, 2002 by the parties set forth below by their duly authorized officers.

                                          SMITH & WESSON CORP.


__________________________________     By:______________________________________
Witness                                   Its duly authorized
                                          BORROWER

                                          SMITH & WESSON HOLDING CORPORATION

__________________________________     By:______________________________________
Witness                                   Its duly authorized
                                          GUARANTOR

                                          BANKNORTH, N.A. F/K/A FIRST
                                          MASSACHUSETTS BANK, N.A.

__________________________________     By:______________________________________
Witness                                   Its duly authorized
                                          LENDER


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